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                           Consent of KPMG LLP                   Exhibit 23.1.

Board of Directors
j2 Global Communications, Inc.

     We consent to the use of our reports incorporated herein by reference, relating to j2 Global Communications, Inc. (formerly known as JFAX.COM, Inc.) and Suretalk.com, Inc., included in j2 Global Communications, Inc.'s Amended Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on May 1, 2000.


                             By: /s/ KPMG LLP
                                 -----------------------
                                 KPMG LLP

Los Angeles, California
February 9, 2001